Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Third Quarter 2019

October 29, 2019

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2019

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Highlights
Net earnings (loss)	$147	$210	$329	$(29)	$204	$686	$559
Core net operating earnings	205	192	184	159	198	581	602
Total assets	69,067	67,697	66,132	63,456	64,190	69,067	64,190
Adjusted shareholders’ equity (a)	5,376	5,260	5,201	4,898	5,103	5,376	5,103
Property and Casualty net written premiums	1,618	1,264	1,147	1,208	1,456	4,029	3,815
Annuity statutory premiums	1,077	1,349	1,395	1,482	1,378	3,821	3,925
Per share data
Diluted earnings per share	$1.62	$2.31	$3.63	$(0.33)	$2.26	$7.55	$6.17
Core net operating earnings per share	2.25	2.12	2.02	1.75	2.19	6.39	6.65
Adjusted book value per share (a)	59.65	58.49	58.02	54.86	57.22	59.65	57.22
Cash dividends per common share	0.4000	1.9000	0.4000	1.9000	0.3500	2.7000	2.5500
Financial ratios
Annualized return on equity (b)	11.0%	16.0%	25.9%	(2.3%)	16.3%	17.6%	15.3%
Annualized core operating return on equity (b)	15.3%	14.7%	14.5%	12.6%	15.8%	14.9%	16.5%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	63.1%	60.2%	58.9%	62.7%	64.3%	60.9%	60.8%
Underwriting expense ratio	30.9%	34.8%	33.6%	29.3%	31.4%	32.9%	33.0%

Combined ratio - Specialty	94.0%	95.0%	92.5%	92.0%	95.7%	93.8%	93.8%

Net spread on fixed annuities:
Net interest spread on fixed annuities - new method	1.97%	2.08%	2.01%	1.94%	2.08%	2.02%	2.22%
Net spread earned on fixed annuities:
Core operating - new method	1.06%	1.11%	1.08%	0.98%	1.16%	1.08%	1.28%
Non-core - new method:
Previously reported in core operating	n/a	n/a	(0.12%)	(0.73%)	0.19%	(0.04%)	0.07%
Currently reported in non-core	(0.28%)	(0.35%)	n/a	n/a	n/a	(0.21%)	n/a

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 21.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	09/30/18	09/30/19	09/30/18
Property and Casualty Insurance
Underwriting profit	$72	$59	$87	$101	$56	$218	$219
Net investment income	124	124	104	115	108	352	323
Other income (expense)	(2)	(8)	(6)	(2)	(6)	(16)	(16)

Property and Casualty Insurance operating earnings	194	175	185	214	158	554	526
Annuity earnings	100	104	90	20	117	294	341
Interest expense of parent holding companies	(17)	(17)	(16)	(16)	(15)	(50)	(46)
Other expense	(22)	(25)	(27)	(13)	(22)	(74)	(81)

Pre-tax core operating earnings	255	237	232	205	238	724	740
Income tax expense	50	45	48	46	40	143	138

Core net operating earnings	205	192	184	159	198	581	602
Non-core items, net of tax:
Realized gains (losses) on securities	(14)	45	145	(188)	27	176	(22)
Annuity non-core earnings (losses), net of taxes	(21)	(27)	—	—	—	(48)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	(14)	—	—	—	(14)	(14)	(14)
Former Railroad and Manufacturing operations	(9)	—	—	—	(7)	(9)	(7)

Net earnings	$147	$210	$329	$(29)	$204	$686	$559

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Core net operating earnings	$205	$192	$184	$159	$198	$581	$602

Net earnings	$147	$210	$329	$(29)	$204	$686	$559

Average number of diluted shares - core	91.137	90.981	90.695	90.668	90.731	90.940	90.610
Average number of diluted shares - net	91.137	90.981	90.695	89.278	90.731	90.940	90.610
Diluted earnings per share:
Core net operating earnings per share	$2.25	$2.12	$2.02	$1.75	$2.19	$6.39	$6.65
Realized gains (losses) on securities	(0.15)	0.48	1.61	(2.08)	0.31	1.93	(0.24)
Annuity non-core earnings (losses), net of taxes	(0.23)	(0.29)	—	—	—	(0.52)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	(0.15)	—	—	—	(0.16)	(0.15)	(0.16)
Former Railroad and Manufacturing operations	(0.10)	—	—	—	(0.08)	(0.10)	(0.08)

Diluted earnings per share	$1.62	$2.31	$3.63	$(0.33)	$2.26	$7.55	$6.17

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Property and Transportation	$38	$4	$39	$64	$—	$81	$56
Specialty Casualty	23	47	36	22	49	106	119
Specialty Financial	26	21	13	20	9	60	46
Other Specialty	1	(12)	—	(4)	(3)	(11)	(1)

Underwriting profit - Specialty	88	60	88	102	55	236	220
Other core charges, included in loss and LAE	(16)	(1)	(1)	(1)	1	(18)	(1)

Underwriting profit - Core	72	59	87	101	56	218	219
Special A&E charges, included in loss and LAE	(18)	—	—	—	(18)	(18)	(18)

Underwriting profit (loss) - Property and Casualty Insurance	$54	$59	$87	$101	$38	$200	$201

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$3	$—	$3
Catastrophe loss	22	12	12	39	35	46	64

Total current accident year catastrophe losses	$22	$12	$12	$38	$38	$46	$67

Prior year loss reserve development (favorable) / adverse	$(12)	$(41)	$(45)	$(61)	$(31)	$(98)	$(131)

Combined ratio:
Property and Transportation	93.5%	99.1%	89.0%	86.5%	100.0%	93.8%	95.5%
Specialty Casualty	96.5%	92.5%	94.2%	96.5%	92.1%	94.5%	93.3%
Specialty Financial	83.7%	85.6%	91.4%	85.5%	94.4%	86.8%	90.0%
Other Specialty	98.5%	135.1%	98.9%	112.3%	103.0%	110.2%	100.3%
Combined ratio - Specialty	94.0%	95.0%	92.5%	92.0%	95.7%	93.8%	93.8%
Other core charges	1.1%	0.1%	0.1%	0.0%	0.0%	0.5%	0.0%
Special A&E charges	1.2%	0.0%	0.0%	0.0%	1.5%	0.4%	0.6%

Combined ratio	96.3%	95.1%	92.6%	92.0%	97.2%	94.7%	94.4%

Combined ratio excl. catastrophe and prior year development	95.5%	97.5%	95.4%	93.7%	96.8%	96.1%	96.3%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	64.6%	62.7%	61.8%	64.4%	65.4%	63.2%	63.3%
Prior accident year loss reserve development	(0.8%)	(3.3%)	(3.9%)	(4.7%)	(2.2%)	(2.6%)	(3.7%)
Current accident year catastrophe loss	1.6%	0.9%	1.1%	3.0%	2.6%	1.2%	1.8%

Loss and LAE ratio	65.4%	60.3%	59.0%	62.7%	65.8%	61.8%	61.4%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Gross written premiums	$2,351	$1,664	$1,535	$1,613	$2,104	$5,550	$5,227
Ceded reinsurance premiums	(733)	(400)	(388)	(405)	(648)	(1,521)	(1,412)

Net written premiums	1,618	1,264	1,147	1,208	1,456	4,029	3,815
Change in unearned premiums	(176)	(64)	26	62	(129)	(214)	(220)

Net earned premiums	1,442	1,200	1,173	1,270	1,327	3,815	3,595
Loss and LAE	910	722	691	796	855	2,323	2,187
Underwriting expense	444	418	394	372	417	1,256	1,188

Underwriting profit	$88	$60	$88	$102	$55	$236	$220

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$3	$—	$3
Catastrophe loss	22	12	12	39	35	46	64

Total current accident year catastrophe losses	$22	$12	$12	$38	$38	$46	$67

Prior year loss reserve development (favorable) / adverse	$(46)	$(42)	$(46)	$(61)	$(49)	$(134)	$(151)

Combined ratio:
Loss and LAE ratio	63.1%	60.2%	58.9%	62.7%	64.3%	60.9%	60.8%
Underwriting expense ratio	30.9%	34.8%	33.6%	29.3%	31.4%	32.9%	33.0%

Combined ratio	94.0%	95.0%	92.5%	92.0%	95.7%	93.8%	93.8%

Combined ratio excl. catastrophe and prior year development	95.5%	97.5%	95.4%	93.7%	96.8%	96.1%	96.3%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.6%	62.7%	61.8%	64.4%	65.4%	63.2%	63.3%
Prior accident year loss reserve development	(3.1%)	(3.4%)	(4.0%)	(4.7%)	(3.7%)	(3.5%)	(4.3%)
Current accident year catastrophe loss	1.6%	0.9%	1.1%	3.0%	2.6%	1.2%	1.8%

Loss and LAE ratio	63.1%	60.2%	58.9%	62.7%	64.3%	60.9%	60.8%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Gross written premiums	$1,113	$579	$439	$651	$953	$2,131	$1,994
Ceded reinsurance premiums	(452)	(157)	(95)	(203)	(393)	(704)	(688)

Net written premiums	661	422	344	448	560	1,427	1,306
Change in unearned premiums	(78)	(43)	17	31	(34)	(104)	(56)

Net earned premiums	583	379	361	479	526	1,323	1,250
Loss and LAE	421	259	225	327	406	905	865
Underwriting expense	124	116	97	88	120	337	329

Underwriting profit	$38	$4	$39	$64	$—	$81	$56

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$(1)	$1	$—	$1
Catastrophe loss	8	8	9	(1)	12	25	27

Total current accident year catastrophe losses	$8	$8	$9	$(2)	$13	$25	$28

Prior year loss reserve development (favorable) / adverse	$(17)	$(6)	$(26)	$(7)	$(4)	$(49)	$(43)

Combined ratio:
Loss and LAE ratio	72.1%	68.4%	62.2%	68.2%	77.1%	68.3%	69.2%
Underwriting expense ratio	21.4%	30.7%	26.8%	18.3%	22.9%	25.5%	26.3%

Combined ratio	93.5%	99.1%	89.0%	86.5%	100.0%	93.8%	95.5%

Combined ratio excl. catastrophe and prior year development	94.9%	98.7%	93.6%	88.2%	98.5%	95.6%	96.8%

Loss and LAE components:
Current accident year, excluding catastrophe loss	73.5%	68.0%	66.8%	69.9%	75.6%	70.1%	70.5%
Prior accident year loss reserve development	(2.8%)	(1.6%)	(7.2%)	(1.5%)	(0.8%)	(3.7%)	(3.5%)
Current accident year catastrophe loss	1.4%	2.0%	2.6%	(0.2%)	2.3%	1.9%	2.2%

Loss and LAE ratio	72.1%	68.4%	62.2%	68.2%	77.1%	68.3%	69.2%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Gross written premiums	$1,031	$896	$912	$778	$956	$2,839	$2,667
Ceded reinsurance premiums	(287)	(234)	(286)	(197)	(261)	(807)	(739)

Net written premiums	744	662	626	581	695	2,032	1,928
Change in unearned premiums	(86)	(28)	3	32	(79)	(111)	(138)

Net earned premiums	658	634	629	613	616	1,921	1,790
Loss and LAE	416	380	388	389	364	1,184	1,087
Underwriting expense	219	207	205	202	203	631	584

Underwriting profit	$23	$47	$36	$22	$49	$106	$119

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$1	$—	$1
Catastrophe loss	10	1	1	28	11	12	17

Total current accident year catastrophe losses	$10	$1	$1	$28	$12	$12	$18

Prior year loss reserve development (favorable) / adverse	$(19)	$(31)	$(13)	$(52)	$(37)	$(63)	$(87)

Combined ratio:
Loss and LAE ratio	63.1%	60.0%	61.6%	63.5%	59.2%	61.6%	60.7%
Underwriting expense ratio	33.4%	32.5%	32.6%	33.0%	32.9%	32.9%	32.6%

Combined ratio	96.5%	92.5%	94.2%	96.5%	92.1%	94.5%	93.3%

Combined ratio excl. catastrophe and prior year development	97.8%	97.1%	96.3%	100.3%	96.4%	97.1%	97.2%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.4%	64.6%	63.7%	67.3%	63.5%	64.2%	64.6%
Prior accident year loss reserve development	(2.9%)	(4.7%)	(2.2%)	(8.5%)	(6.0%)	(3.2%)	(4.8%)
Current accident year catastrophe loss	1.6%	0.1%	0.1%	4.7%	1.7%	0.6%	0.9%

Loss and LAE ratio	63.1%	60.0%	61.6%	63.5%	59.2%	61.6%	60.7%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Gross written premiums	$207	$189	$184	$184	$195	$580	$566
Ceded reinsurance premiums	(40)	(40)	(39)	(42)	(42)	(119)	(106)

Net written premiums	167	149	145	142	153	461	460
Change in unearned premiums	(6)	2	1	(1)	(4)	(3)	(3)

Net earned premiums	161	151	146	141	149	458	457
Loss and LAE	47	49	56	51	60	152	174
Underwriting expense	88	81	77	70	80	246	237

Underwriting profit	$26	$21	$13	$20	$9	$60	$46

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$1	$—	$1
Catastrophe loss	3	3	2	10	12	8	18

Total current accident year catastrophe losses	$3	$3	$2	$10	$13	$8	$19

Prior year loss reserve development (favorable) / adverse	$(9)	$(9)	$(6)	$(7)	$(8)	$(24)	$(19)

Combined ratio:
Loss and LAE ratio	29.7%	32.3%	38.2%	36.4%	40.1%	33.3%	38.0%
Underwriting expense ratio	54.0%	53.3%	53.2%	49.1%	54.3%	53.5%	52.0%

Combined ratio	83.7%	85.6%	91.4%	85.5%	94.4%	86.8%	90.0%

Combined ratio excl. catastrophe and prior year development	87.2%	89.7%	94.3%	83.6%	91.5%	90.3%	90.2%

Loss and LAE components:
Current accident year, excluding catastrophe loss	33.2%	36.4%	41.1%	34.5%	37.2%	36.8%	38.2%
Prior accident year loss reserve development	(5.5%)	(5.9%)	(4.3%)	(5.2%)	(5.1%)	(5.3%)	(4.1%)
Current accident year catastrophe loss	2.0%	1.8%	1.4%	7.1%	8.0%	1.8%	3.9%

Loss and LAE ratio	29.7%	32.3%	38.2%	36.4%	40.1%	33.3%	38.0%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	46	31	32	37	48	109	121

Net written premiums	46	31	32	37	48	109	121
Change in unearned premiums	(6)	5	5	—	(12)	4	(23)

Net earned premiums	40	36	37	37	36	113	98
Loss and LAE	26	34	22	29	25	82	61
Underwriting expense	13	14	15	12	14	42	38

Underwriting profit (loss)	$1	$(12)	$—	$(4)	$(3)	$(11)	$(1)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	—	—	2	—	1	2

Total current accident year catastrophe losses	$1	$—	$—	$2	$—	$1	$2

Prior year loss reserve development (favorable) / adverse	$(1)	$4	$(1)	$5	$—	$2	$(2)

Combined ratio:
Loss and LAE ratio	64.0%	96.0%	59.7%	76.5%	65.5%	72.7%	62.5%
Underwriting expense ratio	34.5%	39.1%	39.2%	35.8%	37.5%	37.5%	37.8%

Combined ratio	98.5%	135.1%	98.9%	112.3%	103.0%	110.2%	100.3%

Combined ratio excl. catastrophe and prior year development	99.0%	123.4%	100.8%	95.6%	103.7%	107.3%	100.2%

American Financial Group, Inc. Annuity Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Net investment income	$421	$420	$406	$401	$385	$1,247	$1,123
Investments marked to market through core operating earnings	27	31	29	18	28	87	96
Guaranteed withdrawal benefit fees	17	17	16	17	16	50	48
Policy charges and other miscellaneous income	10	10	11	10	11	31	32

Total revenues	475	478	462	446	440	1,415	1,299
Annuity benefits	276	272	266	260	248	814	703
Acquisition expenses	64	67	60	64	60	191	178
Other expenses	35	35	35	36	32	105	95

Total costs and expenses	375	374	361	360	340	1,110	976

Pretax Annuity core operating earnings - new method	$100	$104	$101	$86	$100	$305	$323
Other amounts previously reported as core operating, net (a)	n/a	n/a	(11)	(66)	17	(11)	18

Pretax Annuity core operating earnings - as reported	$100	$104	$90	$20	$117	$294	$341

(a)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

American Financial Group, Inc. Detail of Annuity Benefits Expense ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Detail of annuity benefits expense:
Cost of funds:
Amortization of options (a)	$149	$146	$141	$141	$132	$436	$365
Traditional fixed annuities	62	61	59	58	59	182	176
Fixed component of fixed-indexed annuities	24	23	22	21	20	69	57
Immediate annuities	6	6	6	6	6	18	18
Pension risk transfer (PRT)	2	1	1	1	—	4	—
Federal Home Loan Bank	7	7	7	6	5	21	14

Total cost of funds - new method	250	244	236	233	222	730	630
Guaranteed withdrawal benefit reserve	21	20	19	19	22	60	55
Amortization of sales inducements	3	4	4	5	4	11	14
Change in expected death and annuitization reserve and other	2	4	7	3	—	13	4

Total other annuity benefits	26	28	30	27	26	84	73

Total annuity benefits expense—new method	$276	$272	$266	$260	$248	$814	$703

(a) Amortizaton of options, net of DAC and reserve offsets:
Amortization of options	$149	$146	$141	$141	$132	$436	$365
DAC and reserve offsets	(74)	(74)	(72)	(72)	(67)	(220)	(182)

Amortization of options, net of DAC and reserve offsets	$75	$72	$69	$69	$65	$216	$183

American Financial Group, Inc. Core Net Spread on Fixed Annuities - New Method ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Average fixed annuity investments (at amortized cost) (a)	$38,650	$37,907	$36,991	$35,993	$34,955	$37,849	$33,964
Average annuity benefits accumulated	38,946	38,202	37,078	36,103	35,226	38,075	34,240

Annuity benefits accumulated in excess of investments (a)	$(296)	$(295)	$(87)	$(110)	$(271)	$(226)	$(276)

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.34%	4.40%	4.37%	4.44%	4.38%	4.37%	4.38%
Investments marked to market through core operating earnings (as % of investments)	0.28%	0.33%	0.31%	0.20%	0.32%	0.31%	0.38%
Cost of funds	(2.57%)	(2.55%)	(2.54%)	(2.58%)	(2.52%)	(2.56%)	(2.45%)
Other annuity benefits, net of guaranteed withdrawal benefit fees	(0.08%)	(0.10%)	(0.13%)	(0.12%)	(0.10%)	(0.10%)	(0.09%)

Core net interest spread on fixed annuities - new method	1.97%	2.08%	2.01%	1.94%	2.08%	2.02%	2.22%
Policy charges and other miscellaneous income	0.08%	0.08%	0.08%	0.08%	0.09%	0.08%	0.10%
Acquisition expenses	(0.65%)	(0.68%)	(0.65%)	(0.66%)	(0.65%)	(0.66%)	(0.67%)
Other expenses	(0.34%)	(0.37%)	(0.36%)	(0.38%)	(0.36%)	(0.36%)	(0.37%)

Core net spread earned on fixed annuities - new method	1.06%	1.11%	1.08%	0.98%	1.16%	1.08%	1.28%
Net spread earned on items previously reported as core operating	n/a	n/a	(0.12%)	(0.73%)	0.19%	(0.04%)	0.07%

Core net spread earned on fixed annuities - as reported	1.06%	1.11%	0.96%	0.25%	1.35%	1.04%	1.35%

Average annuity benefits accumulated	$38,946	$38,202	$37,078	$36,103	$35,226	$38,075	$34,240
Net spread earned on fixed annuities - core	1.06%	1.11%	1.08%	0.98%	1.16%	1.08%	1.28%

Earnings on fixed annuity benefits accumulated - core	$103	$106	$100	$88	$102	$309	$330
Annuity benefits accumulated in excess of investments	$(296)	$(295)	$(87)	$(110)	$(271)	$(226)	$(276)
Net investment income (as % of investments)	4.62%	4.73%	4.68%	4.64%	4.70%	4.68%	4.76%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$(3)	$(3)	$(1)	$(1)	$(3)	$(7)	$(10)
Variable annuity earnings	—	1	2	(1)	1	3	3

Pretax Annuity core operating earnings - new method	100	104	101	86	100	305	323
Other amounts previously reported as core operating, net	n/a	n/a	(11)	(66)	17	(11)	18

Pretax Annuity core operating earnings - as reported	$100	$104	$90	$20	$117	$294	$341

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Financial institutions single premium annuities - indexed	$325	$429	$424	$455	$460	$1,178	$1,321
Financial institutions single premium annuities - fixed	302	313	344	142	114	959	350
Retail single premium annuities - indexed	198	274	301	392	354	773	1,026
Retail single premium annuities - fixed	30	36	29	27	17	95	60
Broker dealer single premium annuities - indexed	134	189	227	335	322	550	936
Broker dealer single premium annuities - fixed	9	8	6	4	3	23	10
Pension risk transfer (PRT)	39	50	10	75	56	99	57
Education market - fixed and indexed annuities	35	44	49	46	46	128	146

Subtotal fixed annuity premiums	1,072	1,343	1,390	1,476	1,372	3,805	3,906
Variable annuities	5	6	5	6	6	16	19

Total annuity premiums	$1,077	$1,349	$1,395	$1,482	$1,378	$3,821	$3,925

Summary by Distribution Channel:
Financial institutions	$627	$742	$768	$597	$574	$2,137	$1,671
Retail	228	310	330	419	371	868	1,086
Broker dealer	143	197	233	339	325	573	946
Other	79	100	64	127	108	243	222

Total annuity premiums	$1,077	$1,349	$1,395	$1,482	$1,378	$3,821	$3,925

Summary by Product Type:
Total indexed	$675	$917	$980	$1,211	$1,164	$2,572	$3,369
Total fixed	397	426	410	265	208	1,233	537
Variable	5	6	5	6	6	16	19

Total annuity premiums	$1,077	$1,349	$1,395	$1,482	$1,378	$3,821	$3,925

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Beginning fixed annuity reserves	$38,680	$37,724	$36,431	$35,774	$34,678	$36,431	$33,005
Premiums	1,072	1,343	1,390	1,476	1,372	3,805	3,906
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	—	—	225	—	—	—
Surrenders, benefits and other withdrawals	(808)	(862)	(761)	(796)	(707)	(2,431)	(2,040)
Interest and other annuity benefit expenses:
Cost of funds	250	244	236	233	222	730	630
Embedded derivative mark-to-market	111	251	462	(490)	223	824	242
Unlockings	(75)	—	—	4	—	(75)	55
Other	(18)	(20)	(34)	5	(14)	(72)	(24)

Ending fixed annuity reserves	$39,212	$38,680	$37,724	$36,431	$35,774	$39,212	$35,774

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$39,212	$38,680	$37,724	$36,431	$35,774	$39,212	$35,774
Impact of unrealized investment gains on reserves	269	192	108	10	8	269	8
Fixed component of variable annuities	170	172	174	175	176	170	176

Annuity benefits accumulated per balance sheet	$39,651	$39,044	$38,006	$36,616	$35,958	$39,651	$35,958

Annualized surrenders and other withdrawals as a % of beginning reserves	8.4%	9.1%	8.4%	8.9%	8.2%	8.9%	8.2%
Rider reserves included in ending fixed annuity reserves above	$611	$491	$478	$472	$428	$611	$428

Embedded Derivative liability included in ending fixed annuity reserves above	$3,469	$3,541	$3,247	$2,720	$3,105	$3,469	$3,105

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
GMIR
1 - 1.99%	81%	80%	79%	79%	78%	78%
2 - 2.99%	3%	4%	4%	4%	4%	4%
3 - 3.99%	7%	7%	8%	8%	9%	9%
4.00% and above	9%	9%	9%	9%	9%	9%
Annuity Benefits Accumulated	$39,651	$39,044	$38,006	$36,616	$35,958	$34,886
Traditional Fixed and FIA Surrender Value (a)	$30,292	$29,891	$29,163	$27,842	$27,434	$26,502
Ability to Lower Average Crediting Rates by (a) (b)	1.20%	1.20%	1.20%	1.19%	1.16%	1.09%
Pretax earnings impact of crediting guaranteed minimums (a)	$363	$359	$350	$331	$317	$288
(assumes net DAC impact over time = $0)

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Annuity Non-Core Earnings (Losses) ($ in millions)

	Reported in Non-Core Earnings		Reported in Core Earnings Prior to Second Quarter of 2019
	Three Months Ended		Three Months Ended			Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	9/30/19		9/30/18
Annuity Non-Core Earnings (Losses):
Stock market impact on:
Liability for guaranteed benefits (a)	$2	$6	$14	$(22)	$7	$22		$8
DAC and sales inducements (b)	1	1	5	(8)	3	7		4
Fair Value (FV) accounting	1	—	14	(27)	12	15		16

Subtotal impact of changes in stock market	4	7	33	(57)	22	44		28
Impact of changes in interest rates on FV accounting	(30)	(38)	(45)	(4)	(2)	(113)		37
Other FIA items	—	(2)	1	(1)	(3)	(1)		(20)
Unlockings	(1)	—	—	(4)	—	(1)		(27)

Annuity Non-Core Earnings (Losses)	$(27)	$(33)	$(11)	$(66)	$17	$(71)		$18

Reported as	Non-core	Non-core	Core	Core	Core	Q1 Core = Q2/Q3 Non-core =	($11) ($60)	Core
Annuity Non-Core Net Spread Earned:
Stock market impact on:
Liability for guaranteed benefits (a)	0.02%	0.06%	0.15%	(0.24%)	0.08%	0.08%		0.03%
DAC and sales inducements (b)	0.01%	0.01%	0.06%	(0.09%)	0.03%	0.02%		0.02%
Fair Value (FV) accounting	0.01%	0.00%	0.15%	(0.30%)	0.14%	0.05%		0.06%

Subtotal impact of changes in stock market	0.04%	0.07%	0.36%	(0.63%)	0.25%	0.15%		0.11%
Impact of changes in interest rates on FV accounting	(0.31%)	(0.40%)	(0.49%)	(0.05%)	(0.03%)	(0.40%)		0.15%
Other FIA items	0.00%	(0.02%)	0.01%	(0.01%)	(0.03%)	0.00%		(0.08%)
Unlockings	(0.01%)	0.00%	0.00%	(0.04%)	0.00%	0.00%		(0.11%)

Non-core net spread earned on fixed annuities	(0.28%)	(0.35%)	(0.12%)	(0.73%)	0.19%	(0.25%)		0.07%

Reported as	Non-core	Non-core	Core	Core	Core	Q1 Core = (.04%) Q2/Q3 Non-core = (.21%)		Core

(a)

Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)

Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

S&P 500	2,977	2,942	2,834	2,507	2,914	2,977	2,914
Average 5 and 15 year Corp A2 rates	2.71%	2.97%	3.41%	3.90%	3.97%	2.71%	3.97%
Non-core earnings sensitivities:
Incremental +/- 1% change in S&P 500	~ +/- $2mm to $4mm
Incremental +/- 10bps change in interest rates	~ +/- $9mm to $11mm
(Assumes parallel shift in rates (primarily Corporate A2 rates))

American Financial Group, Inc. Reconciliation from Core to GAAP Annuity Pretax Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Annuity Earnings
Core annuity operating earnings - as reported (see page 12)	$100	$104	$90	$20	$117	$294	$341
Annuity non-core earnings (losses)	(27)	(33)	—	—	—	(60)	—

Earnings before income taxes - GAAP	$73	$71	$90	$20	$117	$234	$341

Policy Charges and Other Miscellaneous Income
Policy charges and other miscellaneous income - new method (see page 12)	$10	$10	$11	$10	$11	$31	$32
Annuity non-core policy charges and other miscellaneous income	1	—	—	—	—	1	—

Policy Charges and Other Miscellaneous Income - GAAP	$11	$10	$11	$10	$11	$32	$32

Annuity Benefit Expense
Annuity benefits expense - new method (see page 13)	$276	$272	$266	$260	$248	$814	$703
Annuity non-core annuity benefits	(26)	67	45	74	(26)	86	(39)

Annuity Benefit Expense - GAAP	$250	$339	$311	$334	$222	$900	$664

Acquisition Expenses
Acquisition expenses - new method (see page 12)	$64	$67	$60	$64	$60	$191	$178
Annuity non-core acquisition expenses	54	(34)	(34)	(8)	9	(14)	21

Acquisition Expenses - GAAP	$118	$33	$26	$56	$69	$177	$199

Net Spread on Fixed Annuities
Core net spread earned on fixed annuities - as reported (see page 14)	1.06%	1.11%	0.96%	0.25%	1.35%	1.04%	1.35%
Non-core net spread earned on fixed annuities	(0.28%)	(0.35%)	0.00%	0.00%	0.00%	(0.21%)	0.00%

Net Spread on Fixed Annuities	0.78%	0.76%	0.96%	0.25%	1.35%	0.83%	1.35%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
Assets:
Total cash and investments	$54,207	$52,907	$51,040	$48,498	$47,841	$46,779
Recoverables from reinsurers	3,261	3,150	3,258	3,349	3,352	3,073
Prepaid reinsurance premiums	781	651	636	610	717	645
Agents’ balances and premiums receivable	1,403	1,398	1,283	1,234	1,299	1,266
Deferred policy acquisition costs	964	1,203	1,447	1,682	1,669	1,582
Assets of managed investment entities	4,702	4,781	4,786	4,700	4,998	5,032
Other receivables	1,187	999	1,011	1,090	1,633	1,048
Variable annuity assets (separate accounts)	601	616	610	557	650	636
Other assets	1,754	1,785	1,854	1,529	1,832	1,574
Goodwill	207	207	207	207	199	199

Total assets	$69,067	$67,697	$66,132	$63,456	$64,190	$61,834

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,847	$9,577	$9,623	$9,741	$9,670	$9,093
Unearned premiums	2,986	2,683	2,605	2,595	2,740	2,539
Annuity benefits accumulated	39,651	39,044	38,006	36,616	35,958	34,886
Life, accident and health reserves	613	619	632	635	643	647
Payable to reinsurers	867	755	730	752	932	721
Liabilities of managed investment entities	4,523	4,590	4,593	4,512	4,807	4,840
Long-term debt	1,423	1,423	1,423	1,302	1,302	1,301
Variable annuity liabilities (separate accounts)	601	616	610	557	650	636
Other liabilities	2,235	2,300	2,245	1,774	2,324	2,087

Total liabilities	$62,746	$61,607	$60,467	$58,484	$59,026	$56,750
Shareholders’ equity:
Common stock	$90	$90	$90	$89	$89	$89
Capital surplus	1,292	1,277	1,256	1,245	1,231	1,220
Retained earnings	4,022	3,914	3,875	3,588	3,800	3,628
Unrealized gains - fixed maturities	920	812	464	83	93	191
Unrealized gains (losses) - fixed maturity-related cash flow hedges	25	18	—	(11)	(32)	(27)
Other comprehensive income, net of tax	(28)	(21)	(20)	(24)	(17)	(17)

Total shareholders’ equity	6,321	6,090	5,665	4,970	5,164	5,084
Noncontrolling interests	—	—	—	2	—	—

Total liabilities and equity	$69,067	$67,697	$66,132	$63,456	$64,190	$61,834

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
Shareholders’ equity	$6,321	$6,090	$5,665	$4,970	$5,164	$5,084
Unrealized (gains) related to fixed maturities	(945)	(830)	(464)	(72)	(61)	(164)

Adjusted shareholders’ equity	5,376	5,260	5,201	4,898	5,103	4,920
Goodwill	(207)	(207)	(207)	(207)	(199)	(199)
Intangibles	(45)	(48)	(51)	(54)	(31)	(34)

Tangible adjusted shareholders’ equity	$5,124	$5,005	$4,943	$4,637	$4,873	$4,687

Common shares outstanding	90.127	89.918	89.638	89.292	89.189	89.072
Book value per share:
Book value per share	$70.14	$67.72	$63.20	$55.66	$57.90	$57.08
Adjusted (a)	59.65	58.49	58.02	54.86	57.22	55.24
Tangible, adjusted (b)	56.84	55.65	55.14	51.93	54.64	52.63
Market capitalization
AFG’s closing common share price	$107.85	$102.47	$96.21	$90.53	$110.97	$107.33
Market capitalization	$9,720	$9,214	$8,624	$8,084	$9,897	$9,560
Price / Adjusted book value ratio	1.81	1.75	1.66	1.65	1.94	1.94

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18
AFG senior obligations	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
AFG subordinated debentures	425	425	425	300	300	300

Total principal amount of long-term debt	$1,443	$1,443	$1,443	$1,318	$1,318	$1,318
Shareholders’ equity	6,321	6,090	5,665	4,970	5,164	5,084
Noncontrolling interests (including redeemable NCI)	—	—	—	2	—	—
Less:
Unrealized (gains) related to fixed maturity investments	(945)	(830)	(464)	(72)	(61)	(164)

Total adjusted capital	$6,819	$6,703	$6,644	$6,218	$6,421	$6,238

Ratio of debt to total adjusted capital:
Including subordinated debt	21.2%	21.5%	21.7%	21.2%	20.5%	21.1%
Excluding subordinated debt	14.9%	15.2%	15.3%	16.4%	15.9%	16.3%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Property and Casualty Insurance
Paid Losses (GAAP)	$769	$666	$704	$719	$614	$2,139	$1,883

	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	06/30/18
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$4,094	$3,959	$3,868	$3,638	$3,664	$3,535
Annuity	2,613	2,612	2,553	2,443	2,513	2,397
Parent and other subsidiaries	(1,303)	(1,290)	(1,200)	(1,159)	(1,057)	(995)

AFG GAAP Equity (excluding AOCI)	$5,404	$5,281	$5,221	$4,922	$5,120	$4,937

Allowable dividends without regulatory approval
Property and Casualty Insurance	$529	$529	$529	$529	$563	$563
Annuity and Run-off	768	768	768	768	263	263

Total	$1,297	$1,297	$1,297	$1,297	$826	$826

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2019
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,622	$779	$292	$—	$2,693	5%
Fixed maturities - Available for sale	7,893	37,599	11	—	45,503	84%
Fixed maturities - Trading	54	54	—	—	108	0%
Equity securities	1,138	801	65	—	2,004	4%
Investments accounted for using the equity method	625	910	—	—	1,535	3%
Mortgage loans	293	881	—	—	1,174	2%
Policy loans	—	166	—	—	166	0%
Equity index call options	—	750	—	—	750	1%
Real estate and other investments	129	274	49	(178)	274	1%

Total cash and investments	$11,754	$42,214	$417	$(178)	$54,207	100%

	Carrying Value - December 31, 2018
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,007	$339	$169	$—	$1,515	3%
Fixed maturities - Available for sale	7,853	34,132	12	—	41,997	87%
Fixed maturities - Trading	50	55	—	—	105	0%
Equity securities	1,017	744	53	—	1,814	4%
Investments accounted for using the equity method	557	817	—	—	1,374	3%
Mortgage loans	289	779	—	—	1,068	2%
Policy loans	—	174	—	—	174	0%
Equity index call options	—	184	—	—	184	0%
Real estate and other investments	134	276	44	(187)	267	1%

Total cash and investments	$10,907	$37,500	$278	$(187)	$48,498	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$75	$79	$77	$74	$72	$231	$210
Fixed maturities - Trading	1	1	1	1	—	3	2
Equity securities - dividends	12	13	13	11	13	38	37
Equity securities - MTM	7	1	2	9	(1)	10	4
Equity in investees	20	20	3	14	16	43	51
AFG managed CLOs	(2)	2	3	(1)	1	3	3
Other investments (a)	12	10	7	10	9	29	22

Gross investment income	125	126	106	118	110	357	329
Investment expenses	(1)	(2)	(2)	(3)	(2)	(5)	(6)

Total net investment income	$124	$124	$104	$115	$108	$352	$323

Average cash and investments (b)	$11,387	$11,193	$10,997	$10,651	$10,388	$11,192	$10,405

Average yield (c)	4.36%	4.43%	3.78%	4.32%	4.16%	4.19%	4.14%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$393	$391	$384	$376	$361	$1,168	$1,049
Equity securities - dividends	9	8	9	9	6	26	21
Equity securities - MTM	7	3	3	2	—	13	11
Equity in investees	23	25	18	19	25	66	77
AFG managed CLOs	(3)	3	8	(3)	3	8	8
Other investments (a)	21	22	15	18	19	58	55

Gross investment income	450	452	437	421	414	1,339	1,221
Investment expenses	(4)	(4)	(4)	(4)	(3)	(12)	(9)

Total net investment income	$446	$448	$433	$417	$411	$1,327	$1,212

Average cash and investments (b)	$38,650	$37,907	$36,991	$35,993	$34,955	$37,849	$33,964

Average yield (c)	4.62%	4.73%	4.68%	4.64%	4.70%	4.68%	4.76%

AFG consolidated net investment income:
Property & Casualty	$124	$124	$104	$115	$108	$352	$323
Annuity:
Fixed Annuity	446	448	433	417	411	1,327	1,212
Variable Annuity	2	3	2	2	2	7	7
Parent & other	11	10	14	4	10	35	21
Consolidate CLOs	5	(5)	(11)	4	(4)	(11)	(11)

Total net investment income	$588	$580	$542	$542	$527	$1,710	$1,552

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Significant Investments Marked-to-Market Through Investment Income and Investments Accounted For Using the Equity Method ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	09/30/19	09/30/18
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$7	$1	$2	$9	$(1)	$10	$4
Investments accounted for using the equity method (b)	20	20	3	14	16	43	51
AFG managed CLOs (eliminated in consolidation)	(2)	2	3	(1)	1	3	3

Total Property & Casualty	$25	$23	$8	$22	$16	$56	$58

Investments
Equity securities MTM through investment income (a)	$77	$57	$52	$50	$40	$77	$40
Investments accounted for using the equity method (b)	625	614	578	557	520	625	520
AFG managed CLOs (eliminated in consolidation)	53	56	57	56	57	53	57

Total Property & Casualty	$755	$727	$687	$663	$617	$755	$617

Annualized Yield - Property & Casualty	13.5%	13.0%	4.7%	13.8%	10.8%	10.5%	13.9%
Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$7	$3	$3	$2	$—	$13	$11
Investments accounted for using the equity method (b)	23	25	18	19	25	66	77
AFG managed CLOs (eliminated in consolidation)	(3)	3	8	(3)	3	8	8

Total Fixed Annuity	$27	$31	$29	$18	$28	$87	$96

Investments
Equity securities MTM through investment income (a)	$120	$101	$88	$84	$79	$120	$79
Investments accounted for using the equity method (b)	910	892	862	817	769	910	769
AFG managed CLOs (eliminated in consolidation)	125	135	136	132	134	125	134

Total Fixed Annuity	$1,155	$1,128	$1,086	$1,033	$982	$1,155	$982

Annualized Yield - Fixed Annuity	9.5%	11.2%	10.9%	7.1%	11.7%	10.5%	14.3%
Combined (includes Parent amounts not shown above):
Net Investment Income
Equity securities MTM through investment income (a)	$17	$8	$11	$6	$1	$36	$16
Investments accounted for using the equity method (b)	43	45	21	33	41	109	128
AFG managed CLOs (eliminated in consolidation)	(5)	5	11	(4)	4	11	11

Total Combined (including Parent)	$55	$58	$43	$35	$46	$156	$155

Investments
Equity securities MTM through investment income (a)	$262	$220	$198	$187	$176	$262	$176
Investments accounted for using the equity method (b)	1,535	1,506	1,440	1,374	1,289	1,535	1,289
AFG managed CLOs (eliminated in consolidation)	178	191	193	188	191	178	191

Total Combined (including Parent)	$1,975	$1,917	$1,831	$1,749	$1,656	$1,975	$1,656

Annualized Yield - Combined	11.3%	12.4%	9.6%	8.2%	11.4%	11.1%	13.7%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
September 30, 2019	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$230	$234	$4	1%	0%
States, municipalities and political subdivisions	6,543	6,988	445	15%	13%
Foreign government	194	198	4	0%	0%
Residential mortgage-backed securities	2,276	2,564	288	6%	5%
Commercial mortgage-backed securities	928	966	38	2%	2%
Collateralized loan obligations	4,319	4,314	(5)	9%	8%
Other asset-backed securities	5,540	5,731	191	13%	11%
Corporate and other bonds	23,412	24,616	1,204	54%	45%

Total AFG consolidated	$43,442	$45,611	$2,169	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.39%
Net of investment expense (a)	4.35%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2018	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$245	$243	$(2)	1%	1%
States, municipalities and political subdivisions	6,850	6,964	114	17%	14%
Foreign government	166	168	2	0%	0%
Residential mortgage-backed securities	2,478	2,746	268	7%	6%
Commercial mortgage-backed securities	905	920	15	2%	2%
Collateralized loan obligations	4,350	4,278	(72)	10%	9%
Other asset-backed securities	5,431	5,533	102	13%	11%
Corporate and other bonds	21,517	21,250	(267)	50%	44%

Total AFG consolidated	$41,942	$42,102	$160	100%	87%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.47%
Net of investment expense (a)	4.42%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	September 30, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Property and Casualty Insurance:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$192	$195	3	2%	$203	$202	$(1)	3%
States, municipalities and political subdivisions	2,456	2,555	99	32%	2,630	2,642	12	33%
Foreign government	163	164	1	2%	155	156	1	2%
Residential mortgage-backed securities	660	726	66	9%	725	784	59	10%
Commercial mortgage-backed securities	93	96	3	1%	83	84	1	1%
Collateralized loan obligations	898	897	(1)	11%	910	895	(15)	12%
Other asset-backed securities	1,283	1,303	20	17%	1,365	1,364	(1)	17%
Corporate and other bonds	1,961	2,011	50	26%	1,792	1,776	(16)	22%

Property and Casualty Insurance	$7,706	$7,947	$241	100%	$7,863	$7,903	$40	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.86%				3.91%
Net of investment expense (a)	3.79%				3.81%
Tax equivalent, net of investment expense (b)	4.00%				3.99%
Approximate average life and duration:
Approximate average life	4.5 years				4.5 years
Approximate duration	3.5 years				3.5 years

	September 30, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Annuity and Run-off:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$38	$39	$1	0%	$42	$41	$(1)	0%
States, municipalities and political subdivisions	4,087	4,433	346	12%	4,220	4,322	102	13%
Foreign government	31	34	3	0%	11	12	1	0%
Residential mortgage-backed securities	1,614	1,827	213	5%	1,750	1,950	200	6%
Commercial mortgage-backed securities	835	870	35	2%	822	836	14	2%
Collateralized loan obligations	3,421	3,417	(4)	9%	3,440	3,383	(57)	10%
Other asset-backed securities	4,257	4,428	171	12%	4,066	4,169	103	12%
Corporate and other bonds	21,451	22,605	1,154	60%	19,725	19,474	(251)	57%

Total Annuity and Run-off	$35,734	$37,653	$1,919	100%	$34,076	$34,187	$111	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.50%				4.59%
Net of investment expense (a)	4.47%				4.55%
Approximate average life and duration:
Approximate average life	6 years				6.5 years
Approximate duration	4.5 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	September 30, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,669	$7,872	$203	17%
AA	8,493	8,931	438	20%
A	10,426	10,988	562	24%
BBB	12,956	13,654	698	30%

Subtotal - Investment grade	39,544	41,445	1,901	91%
BB	709	711	2	2%
B	198	196	(2)	0%
Other (b)	2,991	3,259	268	7%

Subtotal - Non-Investment grade	3,898	4,166	268	9%

Total	$43,442	$45,611	$2,169	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,367	$7,359	$(8)	17%
AA	8,714	8,831	117	21%
A	10,006	9,989	(17)	24%
BBB	12,206	12,053	(153)	29%

Subtotal - Investment grade	38,293	38,232	(61)	91%
BB	703	685	(18)	2%
B	261	254	(7)	0%
Other (b)	2,685	2,931	246	7%

Subtotal - Non-Investment grade	3,649	3,870	221	9%

Total	$41,942	$42,102	$160	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

September 30, 2019	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$148	$150	$2	4%	0%
Prime (Non-Agency)	881	1,006	125	29%	2%
Alt-A	933	1,058	125	30%	2%
Subprime	314	350	36	10%	1%
Commercial	928	966	38	27%	2%

Total AFG consolidated	$3,204	$3,530	$326	100%	7%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 81%; Subprime 82%; CMBS 100%.

•	The average FICO score of our residential MBS securities is - Prime 733; Alt-A 695; Subprime 630.

•	96% of our Commercial MBS portfolio is investment-grade rated (83% AAA) and the average subordination for this group of assets is 36%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 3.5 years.

December 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$170	$168	$(2)	5%	1%
Prime (Non-Agency)	967	1,098	131	30%	2%
Alt-A	972	1,074	102	29%	2%
Subprime	369	406	37	11%	1%
Commercial	905	920	15	25%	2%

Total AFG consolidated	$3,383	$3,666	$283	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:

	September 30, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$117	$119	$2	14%	1%
Prime (Non-Agency)	128	143	15	18%	1%
Alt-A	276	312	36	38%	3%
Subprime	139	152	13	18%	1%
Commercial	93	96	3	12%	1%

Total	$753	$822	$69	100%	7%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$137	$134	$(3)	15%	1%
Prime (Non-Agency)	138	155	17	18%	1%
Alt-A	289	319	30	37%	3%
Subprime	161	176	15	20%	2%
Commercial	83	84	1	10%	1%

Total	$808	$868	$60	100%	8%

Annuity and Run-off:

	September 30, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$31	$31	$—	1%	0%
Prime (Non-Agency)	751	852	101	32%	2%
Alt-A	657	746	89	28%	2%
Subprime	175	198	23	7%	0%
Commercial	835	870	35	32%	2%

Total	$2,449	$2,697	$248	100%	6%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$33	$34	$1	1%	0%
Prime (Non-Agency)	826	931	105	34%	2%
Alt-A	683	755	72	27%	2%
Subprime	208	230	22	8%	1%
Commercial	822	836	14	30%	2%

Total	$2,572	$2,786	$214	100%	7%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	September 30, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,147	$1,192	$45	34%
AA	151	159	8	5%
A	275	296	21	8%
BBB	198	212	14	6%

Subtotal - investment grade	1,771	1,859	88	53%
BB	105	106	1	3%
B	114	115	1	3%
Other (b)	1,214	1,450	236	41%

Total	$3,204	$3,530	$326	100%

94% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,107	$1,119	$12	31%
AA	143	147	4	4%
A	263	270	7	7%
BBB	232	243	11	7%

Subtotal - investment grade	1,745	1,779	34	49%
BB	128	131	3	3%
B	155	154	(1)	4%
Other (b)	1,355	1,602	247	44%

Total	$3,383	$3,666	$283	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - September 30, 2019
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$225	$2,032	$108	$391	$801	$2,904	$1,228	$183	$7,872	17%
AA	9	4,368	74	136	23	1,096	1,438	1,787	8,931	20%
A	—	422	—	274	22	243	2,001	8,026	10,988	24%
BBB	—	97	3	133	79	49	726	12,567	13,654	30%

Subtotal - Investment grade	234	6,919	185	934	925	4,292	5,393	22,563	41,445	91%
BB	—	9	—	75	31	—	28	568	711	2%
B	—	—	—	115	—	—	7	74	196	0%
CCC, CC, C	—	—	—	588	4	—	2	35	629	2%
D	—	—	—	201	6	—	—	—	207	0%

Subtotal - Non-Investment grade	—	9	—	979	41	—	37	677	1,743	4%
Not Rated	—	60	13	651	—	22	301	1,376	2,423	5%

Total	$234	$6,988	$198	$2,564	$966	$4,314	$5,731	$24,616	$45,611	100%

	Fair Value - December 31, 2018
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$213	$1,889	$98	$367	$752	$2,679	$1,191	$170	$7,359	17%
AA	22	4,456	53	129	18	1,244	1,326	1,583	8,831	21%
A	—	448	—	248	22	250	1,836	7,185	9,989	24%
BBB	—	110	—	169	74	84	685	10,931	12,053	29%

Subtotal - Investment grade	235	6,903	151	913	866	4,257	5,038	19,869	38,232	91%
BB	—	—	—	97	34	—	23	531	685	2%
B	—	8	—	151	3	—	4	88	254	0%
CCC, CC, C	—	—	—	670	5	—	2	12	689	2%
D	—	3	—	230	—	—	—	1	234	1%

Subtotal - Non-Investment grade	—	11	—	1,148	42	—	29	632	1,862	5%
Not Rated	8	50	17	685	12	21	466	749	2,008	4%

Total	$243	$6,964	$168	$2,746	$920	$4,278	$5,533	$21,250	$42,102	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.